SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2004

                             LCC International, Inc.

             (Exact name of registrant as specified in its charter)


                   Delaware               0-21213                  54-1807038
       (State or other jurisdiction  (Commission File Number)    (IRS Employer
           of incorporation)                                 Identification No.)



            7925 Jones Branch Drive, McLean, Virginia                 22102
            (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (703) 873-2000


                                 Not applicable

          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition
               ---------------------------------------------

On November 8, 2004, LCC International, Inc. issued a press release announcing the Company's earnings for the quarter ended September 30, 2004. A copy of the release is furnished with this report as an exhibit to this Form 8-K.


Item 9.01.     Financial Statements and Exhibits.
               ----------------------------------

(c)           Exhibits

The following exhibit is furnished pursuant to Item 2.02:

Exhibit 99.1:    Earnings Release of LCC International, Inc. dated November 8,
                 2004



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          LCC International, Inc.

                          By:     /s/ Peter A. Deliso
                                  Peter A. Deliso
                                  Vice President, General Counsel and Secretary



Date:    November 8, 2004

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

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.        Description
-----------        -----------
99.1               Earnings Release of LCC International, Inc. dated November 8,
                   2004.


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